AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 2016
1933 Act File No. 333-6849
1940 Act File No. 811-07677

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No.	[ 29 ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No.	[ 31 ]

(Check appropriate box or boxes)

PROFIT FUNDS INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

7500 Old Georgetown Road, Suite 700
Bethesda, Maryland 20814
(Address of Principle Executive Offices)

Registrant's Telephone Number, including Area Code:                           (301) 650-0059

Eugene A. Profit
Profit Investment Management, LLC
7500 Old Georgetown Road, Suite 700
Bethesda, Maryland 20814
 (Name and Address of Agent for Service)

Copies to:
David M. Leahy
Sullivan & Worcester LLP
1666 K Street, NW
Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/X/	on (February 1, 2016 ) pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

February 1, 2016

The Profit Fund

Ticker: PVALX

The name "PROFIT" is derived from the name of the founder and principal shareholder of the Adviser, Eugene A. Profit, and is not intended as an indication of the investment objective and policies of the Fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PROFIT INVESTMENTS

TABLE OF CONTENTS

FUND SUMMARY	1

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS	7

FUND DETAILS	10
How to Purchase Shares	10
How to Redeem Shares	13
Dividends and Distributions	15
Taxes	15
Management of the Fund	17
Distribution Plan	18
Calculation of Share Price	18
Financial Highlights	20

PRIVACY NOTICE	21

FOR MORE INFORMATION	Back Cover

This Prospectus has the information about the Fund that you should know before investing. You should read it carefully and keep it with your investment records.

Profit Funds Investment Trust

Fund Summary

THE PROFIT FUND

INVESTMENT OBJECTIVE

The Profit Fund (the “Fund”) seeks to provide investors with a high long-term total return, consistent with the preservation of capital and maintenance of liquidity.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Contingent Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (redemptions paid by bank wire)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	0.23%
Other Expenses	1.36%
Total Annual Fund Operating Expenses	2.34%
Less: Fee Waivers and Expense Reimbursements(1)	0.99%
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements	1.35%

(1)

Profit Investment Management, LLC (the “Adviser”) has contractually agreed until at least February 1, 2017 to waive Management Fees and/or reimburse Other Expenses so that the Fund’s annual ordinary operating expenses do not exceed 1.35% of the Fund’s average daily net assets. This arrangement, which is an addendum to the Management Agreement, will terminate if the Management Agreement between the Trust and the Adviser is terminated. The Trust or the Adviser may terminate the Management Agreement upon 60 days written notice.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the contractual agreement to reduce expenses remains in effect only until February 1, 2017 . Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$137	$636	$1,160	$2,600

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the common stocks of established, larger capitalization companies (that is, companies having a market capitalization exceeding $10 billion at the time of purchase). The Fund expects to invest a portion of its assets in stocks currently paying dividends, although it may buy stocks that are not paying dividends but offer prospects for growth of capital or future income. At times the Fund may invest more than 25% of its assets in the securities of issuers in industries within a particular sector.

The Fund’s investment strategy is designed to participate in rising equity markets while limiting, as much as possible, the downside volatility that can accompany equity investing. The Adviser uses a disciplined valuation process to select stocks generally having the following characteristics:

●	low price/earnings ratios relative to a company’s sector or historical performance;

●	strong balance sheet ratios;

●	high return on capital; and/or

●	low price/earnings growth ratios relative to a company’s sector.

In the Adviser’s opinion, these stocks typically enjoy low expectations from investors in general and are undervalued. As a result, in the Adviser’s opinion, average “earnings” performance by such companies can result in superior stock performance, and disappointing “earnings” should result in minimal negative stock performance.

Profit Funds Investment Trust

After purchasing a stock, the Adviser continues to monitor its progress in relation to the overall market and its peers. In evaluating whether to sell a stock, the Adviser considers, among other factors, whether:

●	the stock is overvalued relative to other investments;

●	the stock has met the Adviser’s earnings expectations;

●	political, economic, or other events could affect the company’s performance; and

●	the Adviser has identified a more attractive opportunity.

The Adviser will not necessarily sell a security based on these or other factors.

PRINCIPAL RISKS

The Fund is designed for investors with above-average risk tolerance. As with any mutual fund investment, you may lose money. Principal risks associated with an investment in the Fund include:

Market Risk. Investments in common stock are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate.

Style Risk. The Adviser’s approach generally focuses on stocks it believes are selling at a discount relative to the market and their peers while having strong growth characteristics. If the market does not recognize these companies, their stock prices may remain stable or decrease in value. The Fund may underperform other funds that employ a different investment style.

Manager Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform the market as a whole.

Market Capitalization Risk. Stocks fall into three broad market capitalization categories—large, medium and small. The Fund invests primarily in large capitalization companies. Investing primarily in one category (i.e., large capitalization) carries the risk that due to current market conditions that category may be out of favor. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Sector Risk. If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular

Prospectus 2015

sector and therefore the value of the Fund’s portfolio will be adversely affected. As of September 30, 2015, the Fund had 25.5% of the value of its net assets invested in stocks within the Consumer Discretionary sector.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund’s performance from year to year for each full calendar year over the last 10 years, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. All performance information shown below and on the following page reflects fee waivers and/or expense reimbursements by the Adviser; had advisory fees not been waived and/or Fund expenses not reimbursed, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling 888.744.2337.

Annual Total Returns

During the periods shown in the bar chart, the highest return for a quarter was 16.10% during the quarter ended March 31, 2012 and the lowest return for a quarter was -20.36% during the quarter ended December 31, 2008.

Profit Funds Investment Trust

Average Annual Total Returns for Periods Ended December 31, 2015

The table presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Profit Fund	1 Year	5 Years	10 Years
Return Before Taxes	-6.76%	10.73%	6.67%
Return After Taxes on Distributions	-8.71%	8.48%	5.28%
Return After Taxes on Distributions and Sale of Fund Shares	-2.21%	8.70%	5.49%
Standard & Poor’s 500 Index	1 Year	5 Years	10 Years
(reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%

MANAGEMENT OF THE FUND

Investment Advisor

Profit Investment Management, LLC

Portofolio Manager

Eugene A. Profit, President of the Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio and has acted in this capacity since October 31, 1997.

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PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment Requirements

$2,500 ($1,000 for tax-deferred retirement plans)

Minimum Additional Investment Requirement

No minimums

To Place Purchase or Redemption Orders

By Mail:
Profit Funds Investment Trust
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

By Bank Wire:
Call 888.744.2337 for assistance.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by wire transfer or through your financial intermediary.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Profit Funds Investment Trust

Investment Objective, Investment Strategies and Related Risks

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high long-term total return, consistent with the preservation of capital and maintenance of liquidity. Total return represents any capital appreciation and/or income received from the Fund’s investments. Dividend income is only an incidental consideration to the Fund’s investment objective. The Fund’s investment objective may be changed without shareholder approval, but only after shareholders have been notified.

INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the common stocks of established, larger capitalization companies (that is, companies having a market capitalization exceeding $10 billion at the time of purchase). The Fund expects to invest a portion of its assets in stocks currently paying dividends, although it may buy stocks that are not paying dividends but offer prospects for growth of capital or future income. At times the Fund may invest more than 25% of its assets in the securities of issuers in industries within a particular sector.

The Fund’s investment strategy is designed to participate in rising equity markets while limiting, as much as possible, the downside volatility that can accompany equity investing. The Adviser uses a disciplined valuation process to select stocks generally having the following characteristics:

●	low price/earnings ratios relative to a company’s sector or historical performance;

●	strong balance sheet ratios;

●	high return on capital; and/or

●	low price/earnings growth ratios relative to a company’s sector.

In the Adviser’s opinion, these stocks typically enjoy low expectations from investors in general and are undervalued. As a result, in the Adviser’s opinion, average “earnings” performance by such companies can result in superior stock performance, and disappointing “earnings” should result in minimal negative stock performance.

After purchasing a stock, the Adviser continues to monitor its progress in relation to the overall market and its peers. In evaluating whether to sell a stock, the Adviser considers, among other factors, whether:

●	the stock is overvalued relative to other investments;

●	the stock has met the Adviser’s earnings expectations;

●	political, economic, or other events could affect the company’s performance; and

●	the Adviser has identified a more attractive opportunity.

Prospectus 2015

The Adviser will not necessarily sell a security based on these or other factors. The Adviser will not automatically sell or cease to purchase stock of a company the Fund already owns because the company’s market capitalization falls below $10 billion.

The Fund may invest a portion of its assets in stocks currently paying dividends, although it may buy stocks that are not paying dividends but offer prospects for growth of capital or future income. Although the Fund invests primarily in common stocks, the Fund may also invest in securities convertible into common stock (such as convertible bonds, convertible preferred stocks and warrants). The Fund may invest in convertible preferred stocks and bonds that are rated at the time of purchase in the four highest rating categories assigned by Moody’s Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor’s Ratings Group (AAA, AA, A, BBB) or unrated securities determined by the Adviser to be of comparable quality.

Temporary Defensive Strategies. When the Adviser believes substantial price risks exist for common stocks because of uncertainties in the investment outlook, or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund’s portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers’ acceptances and time deposits), commercial paper, shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the Adviser may make frequent securities trades that could result in increased fees, expenses, and taxes.

INVESTMENT RISKS

As with any mutual fund, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective.

Market Risk. Investments in common stock are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate.

Style Risk. The Adviser’s approach generally focuses on stocks it believes are selling at a discount relative to the market and their peers while having strong growth characteristics. If the market does not recognize these companies, their stock prices may remain stable or decrease in value. The Fund may underperform other funds that employ a different investment style.

Manager Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform the market as a whole.

Profit Funds Investment Trust

Market Capitalization Risk. Stocks fall into three broad market capitalization categories—large, medium and small. The Fund invests primarily in large capitalization companies. Investing primarily in one category (i.e., large capitalization) carries the risk that due to current market conditions that category may be out of favor. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Credit and Interest Rate Risk. Although not a principal risk, the Fund may also be subject to credit and interest rate risks. Preferred stocks and bonds rated Baa or BBB have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. When interest rates rise, the value of such securities can be expected to decline.

Sector Risk. If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of September 30, 2015, the Fund had 25.5% of the value of its net assets invested in stocks within the Consumer Discretionary sector.

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Fund Details

HOW TO PURCHASE SHARES

Initial Investments. For taxable accounts, your initial investment in the Fund must be at least $2,500. For tax-deferred retirement plans, the minimum initial investment is $1,000. The Fund may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. You may open an account and make an initial investment through securities dealers having a sales agreement with the Fund and/or Ultimus Fund Distributors, LLC, the Fund’s principal underwriter (the “Distributor”). You may also make a direct initial investment by sending a check and a completed and signed account application form to Profit Funds Investment Trust, c/o Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to The Profit Fund.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, “starter” checks, third-party checks, traveler’s checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

You may also purchase shares of the Fund by wire transfer. Please telephone Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”) (nationwide call toll-free 888.744.2337) for instructions. The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when US Bank, N.A., the Fund’s custodian, receives payment by wire. If the Fund does not receive timely and complete account information there may be a delay in the investment of your money. In addition, if an account application was faxed to the Transfer Agent, you must also mail the completed and signed account application to the Transfer Agent on the same day the wire payment is made. Your financial institution may charge a fee for wiring funds. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days’ prior notice to shareholders. Shares will be issued at the net asset value (“NAV”) next computed after receipt of your wire in proper form.

Profit Funds Investment Trust

Shares of the Fund are sold on a continuous basis at the NAV next determined after receipt of a purchase order by the Fund. Purchase orders received by dealers (that have a selling or similar type agreement with the Fund or the Distributor) prior to 4:00 p.m., Eastern time, on any day the New York Stock Exchange is open and transmitted to the Transfer Agent on that day are confirmed at the NAV determined as of the close of the regular session of trading on the New York Stock Exchange on that day. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent prior to 4:00 p.m., Eastern time, are confirmed at that day’s NAV, assuming the purchase order is in good form. Direct purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the NAV determined on the following business day.

Purchasing Through Your Broker or Financial Institution. Shares of the Fund may be purchased through brokerage firms or financial institutions. These organizations may or may not be authorized to accept purchase orders on behalf of the Fund. If you are purchasing shares through an approved brokerage firm or financial institution, the Fund will process your order at the next determined NAV after your order is received by such organization in proper form. Approved organizations are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. In addition, orders will be deemed to have been received by the Fund when the authorized broker, or broker-authorized designee, receives your purchase order. If your brokerage firm or financial institution has not been authorized by the Fund to accept orders on its behalf, you may be required to submit your purchase order at an earlier time during the day in order for your purchase order to be forwarded to the Transfer Agent prior to the 4:00 p.m. Eastern Time close. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Adding to Your Account. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. Additional purchase requests through the Transfer Agent must include your name and account number to ensure proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement. All purchases are made at the NAV next determined after receipt of a purchase order by the Fund.

Automatic Investment and Direct Deposit Plans. You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. In order to participate in this service, your initial investment must meet the stated investment minimums ($2,500 taxable accounts/$1,000 tax-deferred accounts). Subsequent investments must be at least $50 under the plan. The Transfer Agent pays the costs of your

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transfers, but reserves the right, upon 30 days’ written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

Additional Information. The Fund will mail you confirmations of all purchases and redemptions of Fund shares. Certificates representing shares are not issued. The Fund and the Distributor reserve the right to limit the amount of investments and to refuse to sell shares to any person.

The Fund’s account application contains provisions in favor of the Fund, the Adviser, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

Anti-Money Laundering Compliance. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Fund will ask for your name, address, date of birth, and other information that will allow the Fund to identify you. The Fund may also ask to see your driver’s license or other identifying documents.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information previously listed. If we cannot verify your identity, we may determine not to open an account for you or, if your account is open, we may close your account. Closed accounts will be valued at the NAV determined as of the close of the New York Stock Exchange on the day the account is closed, and redemption proceeds may be worth more or less than the original investment.

If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

Frequent Trading Policies. Excessive, short-term trading practices may disrupt portfolio management strategies, harm the Fund’s performance and increase expenses. The Board of Trustees has adopted certain policies to discourage certain types of trading in Fund shares that may be harmful to the Fund and its shareholders. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order it regards as disruptive to efficient portfolio management such as from investors that have a

Profit Funds Investment Trust

history of abusive trading or whose trading has been or may be disruptive to the Fund. If your purchase order is rejected, you will be responsible for any resulting loss or fees imposed by your financial institution. The Fund does not accommodate frequent purchases or redemptions of Fund shares.

The Fund uses all reasonable means available to ensure restrictions on frequent trading are applied uniformly. When financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund may be unable to directly monitor the individual clients’ trading activity. However, the Fund’s service providers and/or Chief Compliance Officer review trading activity at the omnibus account level, and look for activity that may indicate potential frequent trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including, but not limited to, prohibiting additional purchases of Fund shares by the intermediary and/or its client. The Fund may elect to rely on intermediaries to apply their frequent-trading policies and their policies may differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund’s account records. If the shares to be redeemed have a value of more than $50,000, your signature must be guaranteed. If the name(s) or the address on your account has been changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice. For more information on signature guarantees, call the Transfer Agent at 888.744.2337.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. If your instructions request a redemption by wire, you may be charged a $15 processing fee by the Fund’s custodian. The Fund reserves the right, upon 30 days’

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written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address of record for the account.

You will receive the NAV per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above. Payment is normally made within three business days after receipt in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire transfer.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. In addition, orders will be deemed to have been received by the Fund when the authorized broker, or broker-authorized designee, receives your redemption order. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. Please see your brokerage firm or financial institution’s program information to understand what is required to redeem shares.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Fund for more information about ACH transactions.

Automatic Withdrawal Plan. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 888.744.2337 for additional information.

Additional Information. At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Fund reserves the right to require you to close your account(s) if at any time the value of your shares is less than $2,500 (based on actual amounts invested, unaffected by market fluctuations) in a taxable account(s), or $1,000 in the case of tax-deferred

Profit Funds Investment Trust

retirement plans, or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund’s intention to close your account, you will be given 60 days to increase the value of your account(s) to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. The Fund reserves the right to make payment for shares redeemed in liquid portfolio securities of the Fund taken at current market value. When the Fund redeems “in kind,” you may incur brokerage costs and the securities you receive are subject to fluctuations in value until the securities are sold by you.

DIVIDENDS AND DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

Share Option	income distributions and capital gains distributions reinvested in additional shares
Income Option	income distributions paid in cash; capital gains distributions reinvested in additional shares
Cash Option	income distributions and capital gains distributions paid in cash

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the NAV in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed dividend checks.

TAXES

The Fund intends to continue to qualify for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital

Prospectus 2015

gains which it distributes to shareholders. The Fund expects most distributions to be in the form of capital gains; however, the nature of the Fund’s distributions could vary in any given year.

Dividends and distributions paid to shareholders are generally subject to federal income tax, and may be subject to state and local income tax and a 3.8% Medicare tax on net investment income. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

If you buy shares shortly before the record date of a distribution you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct.

The Fund will mail a statement to you by February 15 of each year indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the Internal Revenue Service (IRS) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares. IRS regulations do not permit the change of a cost basis election on previously executed trades.

Profit Funds Investment Trust

All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

You should consult your tax advisor about the tax consequences of distributions from the Fund, redemptions of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See “Taxes” in the Statement of Additional Information (“SAI”) for further information.

MANAGEMENT OF THE FUND

The Fund is a diversified series of Profit Funds Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various service providers to perform certain services for the Fund.

The Trust retains Profit Investment Management, LLC (the “Adviser”), 7500 Old Georgetown Road, Suite 700, Bethesda, Maryland 20814, to manage the Fund’s investments. The Adviser has been registered as an investment adviser since 1996 and provides portfolio management services to individuals, state and municipal governments, banks, trusts, investment companies, estates, corporations or pensions, charitable organizations and profit sharing plans.

For its services, the Fund pays the Adviser a monthly investment advisory fee computed at the annual rate of 0.75% of its average daily net assets. During the most recent fiscal year ended September 30, 2015 , the Adviser waived all of its fees from the Fund.

The Adviser has contractually agreed until at least February 1, 2017 to waive its advisory fees and/or reimburse operating expenses of the Fund (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense, and extraordinary items) to the extent necessary to limit the Fund’s ordinary operating expenses to 1.35% of the Fund’s average daily net assets. Any advisory fees waived and/or operating expenses reimbursed by the Adviser are not subject to repayment by the Fund.

A discussion regarding the factors considered by the Board of Trustees in its most recent approval of the investment management agreement, including its conclusions with respect thereto, will be available in the Fund’s semi-annual report to shareholders for the period ending March 31, 2016 .

Portfolio Manager

Eugene A. Profit, the President of the Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Profit has acted in this capacity for the Fund since October 31, 1997. Mr. Profit has been the President and Chief Executive Officer of the Adviser since February 1996.

Prospectus 2015

The Fund’s SAI contains further details about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares.

Portfolio Holdings and Disclosure Policy

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) that allows it to pay for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Fund may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund’s shares.

The annual limitation for payment of expenses pursuant to the Plan is 0.25% per annum of the Fund’s average daily net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales loads. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

The Adviser may make additional payments to financial organizations from its own revenues based on the amount of customer assets maintained in the Fund by such organizations. The payment by the Adviser of any such additional compensation will not affect the expense ratio of the Fund.

CALCULATION OF SHARE PRICE

On each day that the Fund is open for business, the NAV of the Fund’s shares is determined as of the close of the regular session of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares

Profit Funds Investment Trust

outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

The Fund’s portfolio securities are valued as follows: (i) securities which are traded on stock exchanges for which market quotations are available are valued at the closing sale price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (iii) securities traded in the over-the-counter market are valued at the last sale price (or, if the last sale price is not available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, and (iv) securities and other assets for which market quotations are not available or are considered to be unreliable due to market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The Fund may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund’s calculation of its NAV but after the close of the primary markets on which the security is traded. The Fund may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Fund’s calculation of its NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. One or more pricing services may be utilized to determine the value of securities held by the Fund. The NAV per share of the Fund will fluctuate with the value of the securities it holds.

Prospectus 2015

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, is included in the September 30, 2015 annual report to shareholders, which is available, without charge, upon request.

THE PROFIT FUND

Per share data for a share outstanding throughout each year:

	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Year Ended Sept. 30, 2012	Year Ended Sept. 30, 2011
Net asset value at beginning of year	$27.55	$24.60	$21.46	$16.32	$16.96

Income (loss) from investment operations:
Net investment income	0.01	0.00	(a)	0.08	0.04	0.00 (a)
Net realized and unrealized gains (losses) on investments	(0.87)	4.63		4.16	5.12	(0.64)
Total from investment operations	(0.86)	4.63		4.24	5.16	(0.64)

Less distributions:
From net investment income	—	(0.00	)(a)	(0.09)	(0.02)	—
From net realized gains from security transactions	(6.76)	(1.68)		(1.01)	—	—
Total distributions	(6.76)	(1.68)		(1.10)	(0.02)	—

Net asset value at end of year	$19.93	$27.55		$24.60	$21.46	$16.32
Total return (b)	(5.52%)	19.44%		20.85%	31.66%	(3.77%)
Net assets at end of year (000’s)	$16,245	$13,981		$15,740	$12,631	$9,895
Ratio of total expenses to average net assets	2.34%	2.21%		2.34%	2.34%	2.19%
Ratio of net expenses to average net assets (c)	1.35%	1.35%		1.35%	1.35%	1.43%
Ratio of net investment income to average net assets (c)	0.08%	0.00	%(d)	0.32%	0.19%	0.01%
Portfolio turnover rate	54%	46%		44%	33%	37%

(a)	Amount rounds to less than $0.01 per share.
(b)	Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Ratio was determined after advisory fee waivers and expense reimbursements.
(d)	Percentage rounds to less than 0.01%.

Profit Funds Investment Trust

Privacy Notice

FACTS	WHAT DOES THE PROFIT FUNDS INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number
•   Assets
•   Retirement Assets
•   Transaction History
•   Checking Account Information
•   Purchase History
•   Account Balances
•   Account Transactions
•   Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Profit Funds Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Profit Funds Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	888.744.2337

Prospectus 2015

Who we are
Who is providing this notice?	Profit Funds Investment Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Profit Funds Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Profit Funds Investment Trust collect my personal information?

We collect your personal information, for example, when you

•   Open an account
•   Provide account information
•   Give us your contact information
•   Make deposits or withdrawals from your account
•   Make a wire transfer
•   Tell us where to send the money
•   Tell us who receives the money
•   Show your government-issued ID
•   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes – information about your creditworthiness
•   Affiliates from using your information to market to you
•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

      •   Profit Investment Management, LLC, the investment adviser to the Profit Funds Investment Trust, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • The Profit Funds Investment Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Profit Funds Investment Trust does not jointly market.

Profit Funds Investment Trust

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FOR MORE INFORMATION

PROFIT FUNDS INVESTMENT TRUST
7500 Old Georgetown Road, Suite 700
Bethesda, MD 20814

Investment Adviser
PROFIT INVESTMENT MANAGEMENT, LLC
7500 Old Georgetown Road, Suite 700
Bethesda, MD 20814
301.650.0059

Administrator/Transfer Agent
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707

Shareholder Service
Nationwide: (Toll-Free) 888.744.2337

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety in this Prospectus. This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived. The Fund enters into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Fund. Shareholders are not parties to, or third party beneficiaries of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquires about the Fund, please call 888.744.2337. The Fund also makes available the SAI and annual and semiannual reports on the Fund’s website at www.profitfunds.com/literature.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 202.551.8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-07677

PROFIT FUNDS INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

The Profit Fund
Ticker Symbol: PVALX

February 1, 2016

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for The Profit Fund (the “Fund”) dated February 1, 2016, which may be supplemented from time to time.  This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  Copies of the Prospectus, Annual Report or Semiannual Report may be obtained without charge, upon request, by writing to Profit Funds Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-888-744-2337, or by visiting the Fund’s website www.profitfunds.com.  Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

THE TRUST

Profit Funds Investment Trust (the “Trust”), an open-end, diversified management investment company, was organized as a Massachusetts business trust on June 14, 1996.  The Trust currently offers one series of shares to investors, The Profit Fund (the “Fund”). Prior to February 1, 2004, the name of The Profit Fund was Profit Value Fund.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected.  In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund.  No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Shares of the Fund have equal voting rights and liquidation rights.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Fund is not required to hold annual meetings of shareholders.  The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.  The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the “1940 Act”) in order to facilitate communications among shareholders.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership.  However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such result has occurred.  In addition, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees.  The Agreement and Declaration of Trust also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability is remote.

The Fund has entered into contractual arrangements with various parties that provide services to the Fund, including, among others, the investment adviser, distributor, transfer agent, accountant, administrator, and custodian, as described later in this statement of additional information. Fund shareholders are not parties to, or intended or "third-party" beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.

The name “PROFIT” is derived from Eugene A. Profit, the founder and principal shareholder of Profit Investment Management, LLC, the investment adviser of the Fund (the “Adviser”).  “PROFIT” is not intended to be an indication of the investment objective and policies of the Fund.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

The investment objective of the Fund is to provide investors with a high long-term total return, consistent with the preservation of capital and maintenance of liquidity.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval, but only after shareholders have been notified.

A more detailed discussion of some of the investment policies and strategies of the Fund appears below.  Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

Commercial Paper.  Commercial paper consists of short-term (usually from one to two hundred and seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.  The Fund will only invest in commercial paper rated in one of the two highest categories by either Moody’s Investors Service, Inc. (“Moody’s”) (Prime-1 or Prime-2) or Standard & Poor’s Ratings Group (“S&P”) (A-1 or A-2) or, if unrated, which the Adviser determines to be of equivalent quality in accordance with guidelines established by the Board of Trustees.  Certain notes may have floating or variable rates.  Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s restrictions on illiquid investments (see “Investment Limitations”) unless, in the judgment of the Adviser, pursuant to guidelines established by the Board of Trustees, such note is considered to be liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s.  Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; and the financial strength of the parent company and the relationships which exist with the issuer.  These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2.  Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1 or A-2.

Bank Debt Instruments.  Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund’s net assets would be invested in such securities and other illiquid securities.

U.S. Government Obligations.  “U.S. Government obligations” include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.  U.S. Treasury obligations are backed by the “full faith and credit” of the United States Government.  U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds.

Agencies and instrumentalities established by the United States Government may include the Federal Home Loan Banks, the Farm Credit System, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Federal Financing Bank, the Federal Agricultural Mortgage Corporation, the Financing Corporation and the Tennessee Valley Authority.  Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury.  U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

Warrants and Rights.  Warrants are options to purchase equity securities at a specified price and are valid for a specific time period.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants, but normally have a shorter duration and are distributed by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.  Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein). The Fund does not currently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.  Of such 5%, no more than 2% of the Fund’s assets at the time of purchase will be invested in warrants which are not listed on either the New York Stock Exchange or the NYSE MKT LLC (formerly the American Stock Exchange).

Options.   The Fund may write (sell) covered call and covered put options on equity securities that are eligible for purchase by the Fund. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund.  These options are covered by the Fund because, in the case of call options, it will own the underlying securities as long as the option is outstanding or because, in the case of put options, it will maintain a segregated account of cash or liquid securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities.  The Fund may also write straddles (combinations of puts and calls on the same underlying security).   The Fund will receive a premium from writing a put or call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option.  By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may purchase put or call options.  In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid.  The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium.  If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise.  The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized and may be required to pay a price in excess of current market value in the case of a put option.

The Fund may purchase and sell options listed on an exchange or in the over-the-counter market.  The Fund’s ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.  The Fund will not purchase any option, which in the opinion of the Adviser, is illiquid if, as a result thereof, more than 15% of the Fund’s net assets would be invested in illiquid securities.

Loans of Portfolio Securities.  The Fund may lend its portfolio securities subject to the restrictions stated herein.  Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  Such terms and the issuing bank must be satisfactory to the Fund.  The Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower.  The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans.  Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser.  The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.

Borrowing and Pledging.  The Fund may borrow money from banks, provided that immediately after such borrowing, there is asset coverage of at least 300% for all borrowings of the Fund.  The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets.  Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund’s net asset value.  This is the speculative factor known as leverage.  The Fund’s policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.  It is the Fund’s present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

Foreign Securities.  Subject to the Fund’s investment policies and quality and maturity standards, the Fund may invest in the securities (payable in U.S. dollars) of foreign issuers.  Investments in foreign securities may include investments in sponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  ADRs, in registered form, are designed for use in U.S. securities markets.

Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  There may be less governmental supervision of securities markets, brokers and issuers of securities than in the United States.  Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies and foreign brokerage commissions and custodian fees are generally higher than in the United States.  Settlement practices may include delays and may differ from those customary in United States markets.  Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

Preferred Stocks.  Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities.  The Fund may invest in convertible securities, i.e., preferred stocks or bonds which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of an issuer’s common stock at the option of the holder during a specified period of time.  Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to similar nonconvertible securities.  While providing a fixed income stream (generally higher in yield than the income that may be derived from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).  As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise.  However, the price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.  While no securities investment is without some risk, investments in convertible securities generally entail less volatility than investments in the common stock of the same issuer.

Investment in Lower-Rated Debt Securities.  The Fund may invest in debt securities rated below investment grade by a nationally recognized statistical rating organization (i.e., rated below Baa by Moody’s or BBB by S&P) or in unrated debt securities which, in the judgment of the Adviser, possess similar credit characteristics as debt securities rated below investment grade (commonly known as “junk bonds”).

Investment in junk bonds involves substantial risk.  Securities rated Ba or lower by Moody’s or BB or lower by S&P are considered by those rating agencies to be predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security, and generally involve greater volatility of price than securities in higher rating categories.  More specifically, junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts.  Such securities are particularly vulnerable to adverse changes in the issuer’s industry and in general economic conditions.  Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer’s bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.  While the junk bonds in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

Junk bonds tend to be more volatile than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher rated fixed income securities.  Like higher rated fixed income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions.  In addition, there may be significant disparities in the prices quoted for junk bonds by various dealers.  Adverse economic conditions or investor perceptions may impair the liquidity of this market and may cause prices the Fund receives for its junk bond holdings to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio.  Under such conditions, judgment may play a greater role in valuing certain of the portfolio securities held by the Fund than in the case of securities trading in a more liquid market.

Repurchase Agreements.  The Fund may enter into repurchase agreements with its custodian, with banks having assets in excess of $10 billion and broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York.  The Fund will not enter into a repurchase agreement that is not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets will be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time.  The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security.  At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.  The collateral securing the seller’s obligation must be of a credit quality at least equal to the Fund’s investment criteria for portfolio securities and will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund’s investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the security.  If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price.  However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Investment Company Securities.  The Fund may invest up to 10% of its total assets in securities of other investment companies.  Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company.  An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Illiquid Investments.  The Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund’s investments.  The absence of a trading market can make it difficult to ascertain a market value for illiquid investments.  Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  When taking a temporary defensive position, the Fund may temporarily hold all or a portion of its assets in cash or short-term obligations such as bank debt instruments (certificates of deposit, bankers’ acceptances and time deposits), commercial paper, shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective.  During these times, the Adviser may make frequent securities trades that could result in increased fees, expenses and taxes.

Cyber Security Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund investors to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Although service providers typically have business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. The Fund and its investors could be negatively impacted as a result.

INVESTMENT LIMITATIONS

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund.  These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Fund.

The limitations applicable to the Fund are:

1.            Borrowing Money.  The Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund.

2.            Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

3.            Margin Purchases.  The Fund will not purchase any securities on “margin” (except such short-term credits as are necessary for the clearance of transactions).

4.            Short Sales.  The Fund will not make short sales of securities, or maintain a short position, other than short sales “against the box.”

5.            Commodities.  The Fund will not purchase or sell commodities or commodity contracts, including futures.

6.            Mineral Leases.  The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

7.            Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under certain federal securities laws.

8.            Illiquid Investments.  The Fund will not purchase securities for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities.

9.            Real Estate.  The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, including real estate limited partnership interests, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans, including securities secured by mortgage-backed securities.

10.            Loans.  The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements.  For purposes of this limitation, the term “loans” shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

11.            Investing for Control.  The Fund will not invest in companies for the purpose of exercising control or management.

12.            Other Investment Companies.  The Fund will not invest more than 10% of its total assets in securities of other investment companies.  The Fund will not invest more than 5% of its total assets in the securities of any single investment company.  The Fund will not hold more than 3% of the outstanding voting stock of any single investment company.

13.            Securities Owned by Affiliates.  The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or principals of the Adviser own individually more than one-half of 1% of the securities of such issuer, or own in the aggregate more than 5% of the securities of such issuer.

14.            Industry Concentration.  The Fund will not invest more than 25% of its total assets in any particular industry.

15.            Senior Securities.  The Fund will not issue or sell any senior security as defined by the 1940 Act except in so far as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 2.  The Fund has never made, nor does it presently intend to make, short sales of securities “against the box” as described above in investment limitation 4.  The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.  The Trustees serve for an indefinite term and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust.  Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name, Address and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation During the Past 5 Years and Directorships Of Public Companies Held Within the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Interested Trustee: *Eugene A. Profit 7500 Old Georgetown Road Suite 700 Bethesda, Maryland 20814 Year of Birth: 1964	President and Trustee	Since June 1996	President, Chief Executive Officer and Chief Investment Officer of Profit Investment Management, LLC, the investment adviser of the Fund	1

Independent Trustees: Robert M. Milanicz 7500 Old Georgetown Road Suite 700 Bethesda, Maryland 20814 Year of Birth: 1948	Trustee	Since October 1996	From January 2014 to Present, Chief Financial Officer of The GRB Company, LLC (a government contract and consulting firm); from June 2010 to December 2013, Director, Accounting Operations of the American Psychological Association; from October 2000 to June 2010, Assistant Controller of the American Psychological Association	1
Kim Michele Keenan 7500 Old Georgetown Road Suite 700 Bethesda, Maryland 20814 Year of Birth: 1962	Trustee	Since March 2009	From October 2014 to present, President and Chief Executive Officer of MMTC (a not-for-profit promoting civil rights in the mass media); November 2010 to October 2014, General Counsel of the National Association for the Advancement of Colored People (“NAACP”); from October 2007 to November 2010, Principal and founder of The Keenan Firm, PLLC (a law firm)	1

Executive Officers: Frank L. Newbauer 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1954	Chief Compliance Officer Secretary	Since May 2014 Since May 2011	Assistant Vice President of Ultimus Fund Solutions, LLC (2010 to present).	N/A
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Vice President	Since October 2001	Managing Director of Ultimus Fund Solutions, LLC (a registered transfer agent) and Ultimus Fund Distributors, LLC (a registered broker-dealer)	N/A
Angela A. Simmons 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1975	Treasurer	Since November 2014	Assistant Vice President, Associate Director of Financial Administration of Ultimus Fund Solutions, LLC	N/A

*	Mr. Profit, as an affiliated person of Profit Investment Management, LLC, the Fund’s investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Leadership Structure and Qualifications of Trustees

The Board of Trustees is responsible for oversight of the Fund.  The Fund has engaged the Adviser to oversee the management of the Fund on a day-to-day basis.  The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.  The Board meets at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or at other times.  The Independent Trustees also meet at each quarterly meeting without the presence of any representatives of the Adviser.

Board Leadership.     The Board of Trustees is led by its President, Mr. Eugene A. Profit.  Mr. Profit is an “interested person” of the Trust because he is President, Chief Executive Officer and Chief Investment Officer of the Adviser.  Mr. Profit, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.  As President, Mr. Profit participates in setting the agenda for each Board meeting and presides over each Board meeting.

The Board of Trustees has not appointed an independent Chairman or a Lead Independent Trustee.  The Board determined that due to its size (three Trustees), the size of the fund complex (one fund) and the relatively straight forward investment strategies adopted by the Fund, it is not necessary to appoint an independent Chairman or a Lead Independent Trustee.  The Independent Trustees believe that they have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Fund.

Board Committees.   The Board of Trustees has an Audit Committee that is composed of the Independent Trustees of the Trust.  The Audit Committee operates under a written charter approved by the Board.  The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent auditor and whether to terminate this relationship; reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and the independent auditor’s independence; pre-approving audit and non-audit services provided by the independent auditor to the Trust; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing and considering any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditor and the Trust’s senior executives, the effectiveness of the Trust’s internal accounting controls; reviewing, in consultation with the Fund’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other related matters.  Ms. Keenan and Mr. Milanicz serve as members of the Audit Committee. The Audit Committee met two times during the fiscal year ended September 30, 2015 .

The Board of Trustees has a Qualified Legal Compliance Committee (“QLCC”) that is composed of the Independent Trustees of the Trust.  The QLCC operates under a written charter approved by the Board.  The principal responsibilities of the QLCC are to receive and investigate evidence of material violations of securities laws, material breaches of fiduciary duty or similar violations.  Ms. Keenan and Mr. Milanicz serve as members of the QLCC. The QLCC did not meet during the fiscal year ended September 30, 2015 .

The Board of Trustees does not have a nominating or compensation committee or any committee performing similar functions.  The Board of Trustees does not consider a nominating committee necessary because this function has been reserved to the Independent Trustees.  The Trust does not currently consider nominees recommended by shareholders.

Qualifications of the Trustees.   The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified and should continue to serve as such.  In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Mr. Eugene A. Profit founded the Adviser in 1996 and serves as the Adviser’s President, Chief Executive Officer and Chief Investment Officer.  Prior to founding the Adviser, Mr. Profit was a financial consultant with a regional broker/dealer.  Mr. Profit earned his B.A. degree in Economics from Yale University.  Mr. Profit is a Board member of the National Association of Securities Professionals.  He has served as President and Trustee to the Trust since June 1996.  The Board concluded that Mr. Profit is qualified to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his academic background, his investment management experience and his overall business experience.

Ms. Kim M. Keenan is President and Chief Executive Officer of the Multicultural Media Telecom & Internet Council, a national not-for-profit organization dedicated to promoting and preserving equal opportunity and civil rights in the mass media, telecommunications, and broadband industries.  Ms. Keenan previously served as General Counsel of the NAACP from November 2010 to October 2014.  Prior to taking the position of General Counsel of the NAACP, Ms. Keenan founded The Keenan Firm, a law firm specializing in complex medical malpractice cases, in October 2007 and served as Principal to the firm.  Ms. Keenan holds a B.S. degree in International Economics from Georgetown University’s School of Foreign Service and a J.D. from the University of Virginia School of Law.  She has served, and/or continues to serve, on the Boards of various non-profit organizations, including the Washington Bar Association, the Equal Rights Center, the Lawyers Committee for Civil Rights Under Law and the District of Columbia Chapter of the American Lung Association.  Ms. Keenan has served as a Trustee to the Trust since March 2009.  The Board has concluded that Ms. Keenan is qualified to serve as a Trustee because of her past service and experience as a Trustee of the Trust, her academic background, her legal experience, her leadership roles in the community and her past experience and leadership roles on other boards.

Mr. Robert M. Milanicz has served as the Chief Financial Officer of The GRB Company, LLC, a government contract/consulting staffing company, since January 2014.  From June 2010 to December 2013 he was the Director, Accounting Operations of the American Psychological Association.  Prior to that Mr. Milanicz served as Assistant Controller of the American Psychological Association since October 2000.  Prior to October 2000, he was employed as the Comptroller of the American Psychiatric Association.  Mr. Milanicz holds a M.S. degree in Financial Management from The Benjamin Franklin University. Mr. Milanicz has served as a Trustee to the Trust since October 1996.  The Board has concluded that Mr. Milanicz is qualified to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his academic background and his extensive accounting and financial experience.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”).  These references do not constitute holding out that the Board as a whole, or any individual Trustee, has special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any Trustee or on the Board.

Risk Oversight.   An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The Fund is subject to a number of risks, such as investment risk, valuation risk, operational risk and legal, compliance and regulatory risk.  The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Fund, to lessen the probability of their occurrence and to mitigate any adverse effects should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the Audit Committee.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer, to report to the Board on a variety of matters at regular and special meetings.  The Board and the Audit Committee receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  They also receive copies of “SSAE 16” Reports that report on the internal control environment in the fund accounting and transfer agency operations.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s Chief Compliance Officer outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives monthly portfolio compliance checklists prepared by the Trust’s Chief Compliance Officer.   The Board also receives quarterly reports from the Adviser and the administrator on the investments and securities trading of the Fund, including the Fund’s investment performance, as well as reports regarding the valuation of the Fund’s securities and other operational and compliance matters.  In addition, in its annual review of the Fund’s Management Agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the Fund’s operations and the effectiveness of its committee structure.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified, nor can processes and controls necessarily be developed to eliminate or mitigate their occurrence or effects.  Some risks are simply beyond the control of the Trust, the Adviser or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Fund.  Information is provided as of December 31, 2015 .

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee
Eugene A. Profit	Over $100,000
Robert M. Milanicz	$10,001 - $50,000
Kim Michele Keenan	None

Trustee Compensation.  The Independent Trustees receive from the Trust a fee of $1,250 for attendance at each meeting of the Board of Trustees or a Committee of the Board, plus reimbursement of travel and other expenses incurred in attending meetings.  The following table provides compensation amounts paid during the fiscal year ended September 30, 2015 to each of the Trustees:

Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Eugene A. Profit*	None	None	None	None
Robert M. Milanicz	$5,000	None	None	$5,000
Kim Michele Keenan	$5,000	None	None	$5,000

*	“Interested person” of the Trust as defined by the 1940 Act

THE INVESTMENT ADVISER

 Profit Investment Management, LLC (the “Adviser”), 7500 Old Georgetown Road, Suite 700, Bethesda, Maryland 20814, performs portfolio management and other services for the Fund.  The Adviser was formed in February 1996 as a Delaware limited liability company for the purpose of providing investment advice to the Trust and to others.  Eugene A. Profit and Dr. Joseph A. Quash, as shareholders of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser manages the Fund’s investments, selects the portfolio securities for investment by the Fund, purchases securities for the Fund and places orders for execution of such portfolio transactions, subject to the general supervision of the Board of Trustees.

The Fund pays the Adviser a monthly fee at the annual rate of 0.75% of its average daily net assets.  The Adviser has contractually agreed until February 1, 2017 to waive its advisory fees and/or reimburse other expenses of the Fund, other than brokerage commissions, extraordinary items, interest and taxes, to the extent necessary to limit ordinary operating expenses to the annual rate of 1.35% per annum.  Under this arrangement, the Adviser is not permitted to recover any fee waivers and/or expense reimbursements.

During the fiscal years ended September 30, 2015 , 2014 and 2013, the Fund accrued advisory fees of $110,418 , $124,905 and $103,455, respectively; however, in order to reduce the operating expenses of the Fund, the Adviser waived all of its advisory fees with respect to each such year.  During the fiscal years ended September 30, 2015 , 2014 and 2013, the Adviser also reimbursed the Fund for other operating expenses totaling $35,808 , $18,469 and $34,157, respectively.

The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund’s shares (see “Distribution Plan”), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and administrator of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders’ meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party.  The Fund may have an obligation to indemnify the Trust’s officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties.  The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

By its terms, the Fund’s Management Agreement with the Adviser remains in force from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

The Fund’s Management Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund’s outstanding voting securities, or by the Adviser.  The Management Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

Portfolio Manager

The Fund’s portfolio manager is Eugene A. Profit.  Mr. Profit has served as Portfolio Manager to the Fund since October 31, 1997.  As Portfolio Manager, he is primarily responsible for the day-to-day management of the Fund’s portfolio.

Other Accounts Managed (as of September 30, 2015 )

The Portfolio Manager is also responsible for the day-to-day management of other accounts, as indicated by the following table.

Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Eugene A. Profit	Other Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 29	$0 $ 0 $ 706.6 million	0 0 2	$ 0 $ 0 $ 11.6 million

Potential Conflicts of Interest

Actual or potential conflicts of interest may arise when the Portfolio Manager has management responsibilities for more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the Portfolio Manager or the Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted trading policies designed to reduce the possibility of one account being favored over another.  Furthermore, the Adviser does not believe that any material conflicts of interest exist as a result of Mr. Profit managing both the Fund and the other accounts listed above with respect to their investment strategies.  The investment strategies of the Fund and the other accounts managed by Mr. Profit do not materially conflict in any way.

In a situation where the Adviser recommends the purchase or sale of the same portfolio security for the Fund and its other clients, it is the policy of the Adviser to allocate purchases and sales among the Fund and the other accounts in a manner which the Adviser deems equitable, taking into consideration such factors as size of the accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account.  When the Adviser aggregates client trades, this could have the adverse affect that the Fund, or the other accounts, would not be able to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His investment(s) may create an incentive for the Portfolio Manager to favor one account over another.  To avoid personal trading conflicts of interest, the Adviser has adopted a Code of Ethics that governs the personal trading of the Portfolio Manager.  The Code of Ethics is designed to protect the interests of the Fund and the Adviser’s other clients.

Compensation

The Portfolio Manager, being a principal owner of the Adviser, is compensated based on the overall success of the Adviser, which includes its services to the Fund.  The Portfolio Manager’s compensation from the Adviser is not based on a fixed salary, but rather on the pre-tax profits of the Adviser.  The Adviser also provides the Portfolio Manager, along with all other eligible employees, a health care plan and a retirement plan option.

Ownership of Fund Shares

The following table indicates the dollar value of shares of the Fund beneficially owned by the Portfolio Manager as of September 30, 2015.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
Eugene A. Profit	$100,001—$500,000

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Trust pursuant to a Distribution Agreement.  Shares of the Fund are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obligated to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.  The Distributor is an affiliate of the Fund’s transfer agent, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

DISTRIBUTION PLAN

As stated in the Prospectus, the Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of such shares.  Under the terms of the Plan, the Fund may pay for various expenses incurred in connection with the distribution of its shares, including payments to securities dealers and others who are engaged in the sale of shares, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, or in connection with shareholder support services which the Fund may reasonably request and which are not otherwise provided by the Fund’s transfer agent. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the Fund’s average daily net assets.  Unreimbursed expenses will not be carried over from year to year, nor will the Fund have any obligation for unreimbursed expenses upon termination of the Plan.  During the fiscal year ended September 30, 2015 , the Fund incurred distribution expenses of $33,719 , of which $6,000 were fees paid to the Distributor, $22,789 was compensation paid to broker-dealers for the sale or retention of Fund shares, and $4,930 were expenses related to advertising the Fund and the licensing of salespersons.

The continuance of the Plan must be specifically approved at least annually by a vote of the Trust’s Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the “Independent Trustees”) at a meeting called for the purpose of voting on such continuance.  The Plan may be terminated by the Fund at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund.  In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date.  The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval.  All material amendments to the Plan must be approved by a vote of the Trust’s Board of Trustees and by a vote of the Independent Trustees.

In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  The Board of Trustees believes that expenditure of assets for distribution expenses under the Plan should assist in the Fund’s growth, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies.  The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan.  There can be no assurance that the benefits anticipated from the expenditure of assets for distribution will be realized.  While the Plan is in effect, all amounts spent pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

By reason of his controlling interest in the Adviser, Eugene A. Profit may be deemed to have a financial interest in the operation of the Plan.

TRANSFER AGENT, ACCOUNTANT AND ADMINISTRATOR

The Fund’s transfer agent, Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.   For providing these shareholder services, the Fund pays Ultimus an annual per account fee, subject to a minimum fee per month.

Ultimus also provides accounting and pricing services to the Fund.  For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base monthly fee plus an asset-based fee computed as a percentage of its average net assets in excess of $25 million.  In addition, the Fund pays all costs of external pricing services.

Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.  For the performance of these administrative services, the Fund pays Ultimus a monthly fee based on its average daily net assets (subject to a minimum fee per month).

During the last three fiscal years, Ultimus received the following fees from the Fund for transfer agent services, accounting services and administrative services:

Fiscal Year Ended	Transfer Agent Fees	Accounting Services Fees	Administrative Services Fees
September 30, 2015	$18,000	$30,000	$24,000
September 30, 2014	$18,000	$30,000	$25,209
September 30, 2013	$18,000	$30,000	$24,000

COMPLIANCE CONSULTANT

As of May 20, 2014, the Trust has entered into a Compliance Consulting Agreement with Ultimus.  Ultimus provides ongoing regulatory compliance consulting, monitoring and reporting services for the Trust.  In addition, an employee of Ultimus serves as the Trust’s Chief Compliance Officer.  For these services, Ultimus receives a monthly compliance fee from the Trust and is reimbursed for reasonable out-of-pocket expenses.  For the fiscal year ended September 30, 2015 , the Fund paid Ultimus $12,000 .

PRINCIPAL SECURITY HOLDERS

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of January 4, 2016.

Name and Address	Shares	% Ownership	Type of Ownership
DC Plus Model Portfolios Various Accounts c/o ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002	466,269.914	52.67%	Record
Charles Peters 1786 Golf Ridge Drive South Bloomfield, Michigan 48302	52,513.869	5.93%	Record and Beneficial

A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person.  That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than the vote of other shareholders.

As of January 4, 2016 , the Trustees and officers of the Trust as a group owned of record or beneficially 3.43% of the outstanding shares of the Fund.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund’s investments.  As custodian, U.S. Bank acts as the Fund’s depository, keeps safe their portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of BBD, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, has been selected as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2016.  BBD performs an annual audit of the Fund’s financial statements and advises the Fund as to certain accounting matters.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust and the Independent Trustees.

SECURITIES TRANSACTIONS

Decisions to buy and sell securities for the Fund and the placing of the Fund’s securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust.  In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  During the fiscal years ended September 30, 2015 , 2014 and 2013, the Fund paid brokerage commissions of $10,468 , $9,554 and $7,678, respectively.

            The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.  During the fiscal year ended September 30, 2015 , the principal amount of brokerage transactions and related commissions directed by the Fund to brokers due to research services provided were $6,579,934 and $4,162 , respectively.

The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Fund and its other clients.  The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Distributor.

CODE OF ETHICS

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund.  The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-888-744-2337, or on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

•
Public disclosure regarding the portfolio securities held by the Fund is made in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

•
Information regarding portfolio securities and other information regarding the investment activities of the Fund is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.  Currently, the Fund provides portfolio information to the different rating or ranking organizations listed below. These organizations offer various services to investors.  Each disclosure arrangement has been approved by the Chief Compliance Officer (“CCO”) of the Trust, who found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Fund.  In each instance, portfolio information is disclosed to these organizations with a minimum 30-day lag.  Below is a table listing the organizations that are currently receiving non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  Lipper has indicated that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, shares/par, market value
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  Bloomberg has indicated that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
Standard & Poor’s, Inc.	CUSIP, description, shares/par, market value, coupon, maturity date, % of total net assets
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  S&P has indicated that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities; S&P employees must certify annually that they have followed this code of business conduct.
None
FactSet Research Systems Inc.	CUSIP, description, shares/par, market value
Provided monthly, with a 60-day lag.  No formal conditions or restrictions.  FactSet requires all its employees to follow a code of conduct that requires an employee to keep client information secure and use it for legitimate business purposes only.
None

•
The Fund’s policies relating to disclosure of holdings of portfolio securities does not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, including the Fund’s administrator, distributor, custodian, legal counsel, auditors and printers/typesetters, or to brokers and dealers through which the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.  Below is a table that lists each service provider receiving portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily with no lag time	Contractual and Ethical
Administrator and Distributor	Daily with no lag time	Contractual and Ethical
Custodian	Daily with no lag time	Contractual and Ethical
Auditor	During annual audit. There is no lag time from the date of the fiscal year end (September 30).	Ethical
Legal counsel
Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review.  Legal counsel can request a copy of a portfolio at any time and, in such situations, there would be no lag time from the date of such request.
Ethical
Printers/Typesetters (Financial Graphic Services/FilePoint EDGAR Services)
Twice per year – during the preparation and printing of semi-annual (March 31) and annual reports (September 30). There is no lag time with regards to the typesetter receiving the Fund’s portfolio.  The printer will not receive a portfolio for at least 30 days following the relevant period end.
No formal restrictions in place.
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale activity – no broker/dealer has access to the Fund’s entire portfolio.	Contractual and Ethical

•
The CCO may approve other arrangements under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund, and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information. The CCO must inform the Board of Trustees of any such arrangements approved by the CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•
In a situation where a conflict of interest exists between the Fund, the Fund’s shareholders, and a party seeking portfolio information, no disclosure will be permitted until the conflict has been presented by the CCO to the Trust’s Independent Trustees.  The Independent Trustees must approve such disclosure prior to the release of the portfolio information.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term instruments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes.  See “Taxes.”  A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one year period.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.  For the fiscal years ended September 30, 2015 , 2014 and 2013, the Fund’s portfolio turnover rate was 54% , 46% and 44%, respectively.

CALCULATION OF SHARE PRICE

The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern time) on each day the Trust is open for business.  The Trust is open for business on every day except Saturdays, Sundays and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For the purposes of computing the net asset value of the Fund, securities are valued at market value as of the close of trading on each business day when the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded.  If there are no sales on that day, the securities are valued at the closing bid prices on the NYSE or other primary exchange for that day.  Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Securities traded in the over-the-counter market are valued at the last sale price if available, otherwise at the last quoted bid price.  Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to market or other events are valued at their fair value.  Debt securities will be valued at their current market value when available or at their fair value, as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees, absent unusual circumstances.  One or more pricing services may be utilized to determine the market value of securities held by the Fund.  The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

TAXES

The Prospectus describes generally the tax treatment of distributions by the Fund.  This section of the Statement of Additional Information includes additional information concerning federal taxes.

The Fund intends to continue to qualify annually for the special tax treatment afforded a regulated investment company, or “RIC”, under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.  Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its “investment company taxable income (before the dividends paid deduction) ” and 90% of its net tax-exempt income.  In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2)  diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

If the Fund qualifies as a RIC and distributes at least 90% of its net investment income, the Fund will not be subject to federal income tax on the income so distributed.  However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Based on the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and any net capital gains realized from sales of its portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Taxation of the Shareholder.  Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held.  Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  For an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period.  The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders.  A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.  Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (for example, pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Shareholders are advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder’s cost. However, for federal income tax purposes, the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the net asset value of the Fund’s shares.  Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds.  A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure.  Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

Certain U.S. shareholders, including individuals and estates and trusts, may be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning.  Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND

The Fund, when it is deemed to be in the best interests of its shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act.  This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.  Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION

From time to time, the Fund may advertise average annual total returns.  Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T)n = ERV

Where:
P  =            a hypothetical initial payment of $1,000
T  =            average annual total return
n  =             number of years
ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions.

The table below shows the Fund’s average annual total returns for periods ended September 30, 2015 :

1 Year	-5.52%
5 Years	11.56%
10 Years	6.55%
Since Inception	7.63%

The Fund may also quote average annual total returns over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total returns.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return.  A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

FINANCIAL STATEMENTS

The financial statements of the Fund, which have been audited by BBD, are incorporated herein by reference to the annual report of the Fund dated September 30, 2015 .

APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES

Profit Funds Investment Trust and
Profit Investment Management

Proxy Voting Policies and Procedures

Profit Funds Investment Trust (the “Trust”) and Profit Investment Management intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process.  The Trust and Profit Investment Management take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients.  The Trust and Profit Investment Management exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders’ and clients’ investments.

The Trust’s board of trustees has delegated to Profit Investment Management (“PIM”) the responsibility of overseeing voting policies and decisions for the Trust.   PIM’s proxy voting principles for the Trust and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

PIM will vote proxies solely in the interests of its clients.  Any conflict of interest must be resolved in the way that will most benefit its clients.  Since the quality and depth of management is a primary factor considered when investing in a company, PIM gives substantial weight to the recommendation of management on any issue.  However, PIM will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of its clients.  Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

PIM recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where PIM or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  PIM shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of PIM with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of PIM’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager.  PIM shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence PIM’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the Proxy Manager determines that a conflict of interest is not material, PIM may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and PIM shall follow the instructions of the Audit Committee.  The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.  A report shall be made to the Trust’s Board of Trustees on a quarterly basis with respect to all conflict of interest situations.

Election of the board of directors

PIM believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

PIM will generally support the election of directors that result in a board made up of a majority of independent directors.

PIM will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

PIM will hold directors accountable for the actions of the committees on which they serve. For example, PIM will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

PIM will support efforts to declassify existing boards, and will block efforts by companies to adopt classified board structures.

Approval of independent registered public accounting firm

PIM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

PIM will vote against proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

PIM will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether PIM believes independence has been compromised.

Equity-based compensation plans

PIM believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, PIM is opposed to plans that substantially dilute its clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

PIM will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

PIM will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on our shareholdings PIM considers other factors such as the nature of the industry and size of the company.

PIM will vote against plans that have any of the following structural features:

•	Ability to re-price underwater options

•	Ability to issue options with an exercise price below the stock’s current market price.

•	Ability to issue reload options.

•	Automatic share replenishment (“evergreen”) feature.

PIM will support measures intended to increase long-term stock ownership by executives.

These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).

•	Requiring stock acquired through option exercise to be held for a certain period of time.

•	Using restricted stock grants instead of options.

To this end, PIM supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.
PIM will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate structure and shareholder rights

PIM believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.

PIM will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. PIM will vote against proposals to impose super-majority requirements.

PIM will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

PIM will vote against proposals for a separate class of stock with disparate voting rights.

PIM will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, PIM will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Corporate and social policy issues

PIM believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

PIM generally votes against these types of proposals, although PIM may make exceptions in certain instances where it believes a proposal has substantial economic implications.

Proxy voting process

PIM has designated a Proxy Director.  Proxy voting is subject to the supervision of the Proxy Director.  The Proxy Director utilizes the services of Institutional Shareholder Services (“ISS”) to assist its analysis of voting issues and the actual voting of proxies.  ISS has been provided a copy of this Policy and has been instructed by the Proxy Director to use it in voting portfolio securities.  Records will be maintained regarding the voting of proxies under these policies and procedures.

Amended January 1, 2006

PROFIT FUNDS INVESTMENT TRUST

PART C.                    OTHER INFORMATION

Item 28.            Exhibits

(a)	(i)	Agreement and Declaration of Trust — Incorporated herein by reference to Registrant’s initial Registration Statement filed on June 21, 1996
(ii)	Amendment to Agreement and Declaration of Trust dated January 22, 2004 — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 13 filed on December 2, 2005
(iii)	Amendment to Agreement and Declaration of Trust dated October 1, 2010 — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 19 filed on October 1, 2010

(b)	Bylaws — Incorporated herein by reference to Registrant’s initial Registration Statement filed on June 21, 1996

(c)	Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws filed on June 21, 1996 as exhibits to Registrant’s initial Registration Statement

(d)	(i)	Management Agreement with Profit Investment Management, LLC, on behalf of The Profit Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 3 filed on October 1, 1998
(ii)
First Amendment to Management Agreement with Profit Investment Management, LLC, on behalf of The Profit Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16 filed on January 28, 2009

(iii)	Addendum to Management Agreement with Profit Investment Management, LLC, on behalf of The Profit Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 17 filed on December 1, 2009
(iv)	Addendum to Management Agreement with Profit Investment Management, LLC, on behalf of The Profit Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 20 filed on December 15, 2010
(v)	Management Agreement with Profit Investment Management, LLC, on behalf of The Profit Small Cap Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 20 filed on December 15, 2010
(vi)	Expense Limitation Agreement with Profit Investment Management, LLC on behalf of The Profit Small Cap Fund— Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 20 filed on December 15, 2010

(e)	Distribution Agreement with Ultimus Fund Distributors, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 filed on January 15, 2002

(f)	Inapplicable

(g)	Custody Agreement — Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 2 filed on November 8, 1996

(h)	(i)	Administration Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 11 filed on January 28, 2004
(ii)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 11 filed on January 28, 2004
(iii)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 11 filed on January 28, 2004

(i)	Opinion and Consent of Counsel relating to Issuance of Shares — Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 2 filed on November 8, 1996

(j)	Consent of Independent Registered Public Accounting Firm — Filed herewith

(k)	Inapplicable

(l)	Agreement Relating to Initial Capital — Incorporated herein by reference to Registrant’s initial Registration Statement filed on June 21, 1996

(m)	(i)	Plan of Distribution Pursuant to Rule 12b-1, on behalf of The Profit Fund — Incorporated herein by reference to Registrant’s initial Registration Statement filed on June 21, 1996
(ii)	Plan of Distribution Pursuant to Rule 12b-1, on behalf of The Profit Small Cap Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 20 filed on December 15, 2010

(n)	Inapplicable

(o)	Reserved

(p)	(i)	Code of Ethics of Registrant, as Amended November 14, 2013 —Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on January 28, 2014
(ii)	Code of Ethics of Profit Investment Management, LLC, as Amended January 15, 2015 — Filed herewith
(iii)	Code of Ethics of Ultimus Fund Distributors, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on January 27, 2012

(Other Exhibits)     Powers of Attorney for the Trustees – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on January 27, 2012

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.                        Indemnification

Article VII of the Registrant’s Declaration of Trust, incorporated herein by reference, provides for indemnification of officers and Trustees.  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.   In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, employee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, employee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy provides coverage to the Registrant, its Trustees and officers, and Profit Investment Management, LLC (the “Adviser”).  Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

The Management Agreement with the Adviser provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall be indemnified and held harmless for any loss, damage or expense reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement, for all of which exceptions Distributor shall be liable to Registrant.  Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 31.                        Business and Other Connections of the Investment Adviser

The Adviser is registered as an investment adviser and provides investment advisory services to the Registrant as well as individuals, trusts and corporate and institutional clients.

The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

Eugene A. Profit — President and Chief Investment Officer of the Adviser

Item 32.                        Principal Underwriters

(a)	Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following other open-end investment companies: Hussman Investment Trust, Williamsburg Investment Trust, The Investment House Funds, Schwartz Investment Trust, The Berwyn Funds, The Cutler Trust, TFS Capital Investment Trust, Gardner Lewis Investment Trust, The Piedmont Investment Trust, Stralem Fund, CM Advisors Family of Funds, Ultimus Managers Trust, First Western Funds Trust, Papp Investment Trust, WST Investment Trust, Eubel Brady & Suttman Mutual Fund Trust and AlphaMark Investment Trust.

(b)	Name	Position with Distributor	Position with Registrant
	Robert G. Dorsey	President/Managing Director	Vice President
	Mark J. Seger	Treasurer/Managing Director	None
	Gary R. Tenkman	Managing Director	None
	Wade R. Bridge	Vice President	Assistant Secretary
	Craig J. Hunt	Vice President	None
	Tina H. Bloom	Vice President	Assistant Secretary
	Kristine M. Limbert	Vice President	None
	Stephen L. Preston	Chief Compliance Officer	Assistant Vice President
	Douglas K. Jones	Vice President	None
	Nancy A. Aleshire	Vice President	None

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable

Item 33.                        Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant at its offices located at 7500 Old Georgetown Road, Suite 700, Bethesda, Maryland 20814, or at the offices of the Registrant’s transfer agent located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at the offices of the Registrant’s custodian.

Item 34.                        Management Services Not Discussed in Parts A or B

Not applicable

Item 35.	Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda and State of Maryland, on the 28th day of January, 2016.

PROFIT FUNDS INVESTMENT TRUST

By:	/s/ Eugene A. Profit
Eugene A. Profit
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Eugene A. Profit	Trustee and President	January 28, 2016
Eugene A. Profit	(Chief Executive Officer)

/s/ Angela A. Simmons	Treasurer	January 28, 2016
Angela A. Simmons	(Chief Financial Officer)

	Trustee	/s/ Frank L. Newbauer
Kim Michele Keenan*		Frank L. Newbauer
Attorney-in-fact*
	Trustee	January 28, 2016
Robert M. Milanicz*

INDEX TO EXHIBITS

Exhibit No.	Description
28(j)	Consent of Independent Registered Public Accounting Firm
28(p)(ii)	Code of Ethics of Profit Investment Management, LLC, as Amended January 15, 2015